                                                               EXECUTION VERSION

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                             AMERICAN CENTURY FUNDS

                          TERMINATION, REPLACEMENT AND
                        RESTATEMENT AGREEMENT RELATING TO

                                  $650,000,000
                                CREDIT AGREEMENT

                          Dated as of December 18, 2001

                              JPMORGAN CHASE BANK,
                             as Administrative Agent

                             THE SEVERAL BANKS FROM
                           TIME TO TIME PARTIES HERETO

                             CHASE SECURITIES INC.,
                        as Book Manager and Lead Arranger

                        CREDIT LYONNAIS, NEW YORK BRANCH,
                              as Syndication Agent

                              THE BANK OF NEW YORK,
                             as Documentation Agent

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         TERMINATION, REPLACEMENT AND RESTATEMENT AGREEMENT (this "TRR
Agreement") dated as of December 18, 2001, among (i) each fund signatory hereto
(each a "Fund" and collectively, the "Funds") on behalf of each entity listed on
Schedule I under the heading "Borrower", which entity is a series or portfolio of such Fund (each such series or portfolio, a "Borrower" and, collectively, the
"Borrowers"), (ii) the several banks from time to time parties to this Agreement
(the "Banks") and (iii) JPMORGAN CHASE BANK, a New York banking corporation, as administrative agent for the Banks hereunder (in such capacity, the
"Administrative Agent");

         WHEREAS, certain of the Borrowers, the Banks and the Administrative
Agent are parties to a Credit Agreement dated as of December 19, 2000 (the
"Original Credit Agreement");

         WHEREAS, the Original Credit Agreement is to be terminated as provided herein; and

         WHEREAS, the Banks and the Administrative Agent are willing, subject to the terms and conditions of this TRR Agreement, to replace the Original Credit
Agreement with a new credit agreement as provided herein.

         NOW, THEREFORE, in consideration of the mutual agreements contained in this TRR Agreement and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Termination, Replacement and Restatement. Subject to the
conditions set forth in Section 3 hereof:

         (a) The Original Credit Agreement, including all schedules and exhibits thereto, is hereby terminated, subject to applicable provisions set forth therein as to the survival of certain rights and obligations, and simultaneously replaced by a new credit agreement (the "New Credit Agreement") identical in form and substance to the Original Credit Agreement, including all schedules and exhibits thereto, except as expressly set forth below. All References in the
Original Credit Agreement to "this Credit Agreement", "this Agreement", or "the
Credit Agreement" shall be deemed to mean the New Credit Agreement.

         (b) The heading of the New Credit Agreement shall read as follows:

         "CREDIT AGREEMENT, dated as of December 18, 2001 (this "Agreement")
among (i) each fund signatory hereto (each a "Fund" and collectively, the
"Funds") on behalf of itself or on behalf of each entity listed on Schedule I under the heading "Borrower", which entity is a series or portfolio of such Fund
(each such series or portfolio, a "Borrower" and, collectively, the
"Borrowers"), (ii) the several banks from time to time parties to this
Agreement, which banks are listed on Schedule II (the "Banks"), and (iii)
JPMORGAN CHASE BANK, a New York banking corporation, as administrative agent for the Banks hereunder (in such capacity, the "Administrative Agent");"

         (c) Section 1.1 of the Original Credit Agreement is hereby modified in the New Credit Agreement so that the following definitions read in their entirety as stated below:

         "'Closing Date' December 18, 2001."

         (d) Section 2.3(d) of the Original Credit Agreement is hereby modified in the New Credit Agreement by deleting such provision in its entirety.

         (e) Section 7.16 of the Original Credit Agreement is hereby modified in the New Credit Agreement to read in its entirety as stated below:

         "Section 7.16 Property and Liens. No Lien exists upon any Property of any Fund except for Liens permitted by Section 8.8 hereof."

         (f) Schedules I and II of the New Credit Agreement shall be in the form of Schedules I and II to this TRR Agreement.

         {(f)}(g) Each definition of "Credit Agreement" in the Schedules and
Exhibits to the New Credit Agreement shall be amended to read: "the Credit
Agreement, dated as of December 18, 2001 (as amended, supplemented or otherwise modified from time to time), among the Borrowers named therein, the Banks and the Administrative Agent."

         SECTION 2. Representations and Warranties. To induce the Administrative
Agent and the Banks to enter into this TRR Agreement and to make the Loans, each
Fund on behalf of itself and each Borrower hereby represents and warrants to the
Administrative Agent and each Bank that (it being agreed that each Fund represents and warrants only to matters with respect to itself and each Borrower that is a part of such Fund, and each Borrower represents and warrants only to matters with respect to itself):

         (a) This TRR Agreement and the New Credit Agreement have been duly authorized and, in the case of this TRR Agreement, executed and delivered by it and constitute its legal, valid and binding obligations enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

         (b) The representations and warranties set forth in Section 7 of the
New Credit Agreement are true and correct in all material respects on the date hereof with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

         (c) Before and after giving effect to this TRR Agreement, no Default has occurred and is continuing.

         SECTION 3. Conditions to Effectiveness. This TRR Agreement and the New
Credit Agreement, including the agreement of each Bank to make Loans thereunder, shall become effective as of December 18, 2001 (the "Effective Date") upon the occurrence of the following conditions precedent (which shall be deemed to satisfy Section 6.1 of the New Credit Agreement):

         (a) The Administrative Agent shall have received counterparts of this
TRR Agreement which, when taken together, bear the signatures of all the parties hereto.

         (b) The Administrative Agent shall have received, on behalf of itself and the Banks, a favorable written opinion of internal counsel for the Borrowers referring to this TRR Agreement and the New Credit Agreement, (i) dated the date hereof, (ii) addressed to the Administrative Agent and the Banks, and (iii)
covering such other matters relating to this TRR Agreement and the transactions hereunder and under the new Credit Agreement as the Administrative Agent or its
counsel shall reasonably request, and the Borrowers hereby instruct their counsel to deliver such opinion.

         (c) The Administrative Agent shall have received on the date hereof (i)
a certificate as to the good standing, or as to the subsistence, of the relevant
Fund for each Borrower, as of a recent date, from the Secretary of State of its state of incorporation; (ii) a certificate of the Secretary or Assistant
Secretary of each such Fund dated the date hereof and certifying (A) that attached thereto is a true and complete copy of the by-laws of each such Fund, if any, as in effect on the date hereof and at all times since a date prior to the date of the resolutions described in clause (B) below, or to the extent not attached, that such by-laws have not been amended since December 19, 2000, (B)
that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Trustees or Directors, as the case may be, of each such Fund on its own behalf and on behalf of its respective Borrowers authorizing this TRR
Agreement and the execution, delivery and performance of this TRR Agreement and the borrowings under the New Credit Agreement, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C)
that attached thereto is a true and complete copy of the certificate of incorporation or declaration of trust of each such Fund in effect on the date hereof or to the extent not attached, that such certificate of incorporation or declaration of trust has not been amended since December 19, 2000, and (D) as to the incumbency and specimen signature of each officer executing this TRR
Agreement or any other document delivered in connection herewith on behalf of such Fund; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (ii) above; and (iv) such other documents as the Banks or counsel for the Administrative Agent may reasonably request.

         (d) The Administrative Agent shall have received, with a copy for each
Bank, true and correct copies, certified as to authenticity by the Fund, of the most recent Prospectus for each Borrower, the Investment Management Agreement for each such Borrower, the Distribution Agreement for each such Borrower, the
Custody Agreement for each such Borrower, the Shareholder Services Agreement of each Fund with respect to each such Borrower, the current registration statement for each such Borrower, the most recent annual and semi-annual financial reports for each such Borrower and such other documents or instruments as may be reasonably requested by the Administrative Agent, including, without limitation, a copy of any debt instrument, security agreement or other material contract to which any Borrower may be a party.

         (e) All legal matters incident to this TRR Agreement, the New Credit
Agreement and the borrowings and extensions of credit hereunder shall be satisfactory to the Banks and to Pryor Cashman Sherman & Flynn LLP, counsel for the Administrative Agent.

         (f) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all out-of pocket expenses required to be reimbursed or paid by the Borrowers or Funds hereunder.

         SECTION 4. Applicable Law. THIS TRR AGREEMENT SHALL BE CONSTRUED IN
ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING
EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

         SECTION 5. Original Credit Agreement. Until the occurrence of the earlier of the Effective Date as provided in Section 3 hereof or the Termination
Date (as defined in the Original Credit Agreement), the Original Credit
Agreement shall continue in full force and effect in accordance with the provisions thereof and the rights and obligations of the parties thereto shall not be affected hereby, and all fees and interest accruing under the Original
Credit Agreement shall continue to accrue at the rates provided for therein.

         SECTION 6. Counterparts. This TRR Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

         SECTION 7. Expenses. Each of the Borrowers agrees, severally and neither jointly nor jointly and severally, to reimburse the Administrative Agent for its Allocation (as defined in the New Credit Agreement) of the
Administrative Agent's out-of-pocket expenses in connection with this TRR
Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

                                          [Signature pages to follow]

         IN WITNESS WHEREOF, the parties hereto have caused this TRR Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

                                            JPMORGAN CHASE BANK,
                                             as Administrative Agent

                                             By: ____________________________
                                             Name:
                                             Title:

                                            AMERICAN CENTURY FUNDS
                                         TRR AGREEMENT SIGNATURE PAGE
                                                 DECEMBER 2001

                                            AMERICAN CENTURY MUTUAL FUNDS, INC.,
                                            on behalf of
                                            Balanced Fund
                                            Giftrust Fund
                                            Growth Fund
                                            Heritage Fund
                                            Select Fund
                                            Ultra Fund
                                            Vista Fund
                                            Veedot Fund
                                            New Opportunities Fund
                                            High Yield Fund
                                            Tax-Managed Value Fund
                                            New Opportunities Fund II

                                            By:        /s/Maryanne Roepke
                                                    Name: Maryanne Roepke
                                                    Title:  Treasurer

                                            AMERICAN CENTURY WORLD MUTUAL FUNDS, on behalf of
                                            International Growth Fund
                                            International Discovery Fund
                                            International Opportunities
                                            Emerging Markets Fund
                                            Global Growth Fund
                                            Life Sciences Fund
                                            Technology Fund

                                            By:        /s/Maryanne Roepke
                                                    Name: Maryanne Roepke
                                                    Title:  Treasurer

                                            AMERICAN CENTURY CAPITAL PORTFOLIOS, INC. on behalf of
                                            Value Fund
                                            Equity Income Fund
                                            Real Estate Fund
                                            Small Cap Value Fund
                                            Equity Index Fund
                                            Large Cap Value Fund

                                            By:        /s/Maryanne Roepke
                                                    Name: Maryanne Roepke
                                                    Title:  Treasurer

                                            AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC. on behalf of
                                            Strategic Allocation: Conservative
                                            Strategic Allocation: Moderate
                                            Strategic Allocation: Aggressive

                                            By:        /s/Maryanne Roepke
                                                    Name: Maryanne Roepke
                                                    Title:  Treasurer

                                            AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. on behalf of
                                            VP Balanced
                                            VP Capital Appreciation
                                            VP Value
                                            VP International
                                            VP Income & Growth
                                            VP Ultra
                                            VP Vista

                                            By:        /s/Maryanne Roepke
                                                    Name: Maryanne Roepke
                                                    Title:  Treasurer

                                            AMERICAN CENTURY TAX-FREE AND MUNICIPAL FUNDS, on behalf of
                                            California Intermediate-Term Tax-Free Fund
                                            California Long-Term Tax-Free Fund
                                            California High-Yield Municipal Fund
                                            California Insured Tax-Free Fund
                                            California Limited-Term Tax-Free Fund

                                            By:        /s/Maryanne Roepke
                                                    Name: Maryanne Roepke
                                                    Title:  Treasurer

                                            AMERICAN CENTURY MUNICIPAL TRUST on behalf of
                                            Tax-Free Bond Fund
                                            Florida Municipal Bond Fund
                                            Arizona Municipal Bond Fund
                                            Limited-Term Tax-Free Fund
                                            High-Yield Municipal Fund

                                            By:        /s/Maryanne Roepke
                                                    Name: Maryanne Roepke
                                                    Title:  Treasurer

                                            AMERICAN CENTURY TARGET MATURITIES TRUST on behalf of
                                            Target Maturities Trust: 2005
                                            Target Maturities Trust: 2010
                                            Target Maturities Trust: 2015
                                            Target Maturities Trust: 2020
                                            Target Maturities Trust: 2025
                                            Target Maturities Trust: 2030

                                            By:      /s/Maryanne Roepke
                                                    Name: Maryanne Roepke
                                                    Title:  Treasurer

                                            AMERICAN CENTURY GOVERNMENT INCOME TRUST, on behalf of
                                            Ginnie Mae Fund
                                            Short-Term Government Fund
                                            Long -Term Treasury Fund
                                            Treasury Fund
                                            Inflation-Adjusted Treasury Fund

                                            By:        /s/Maryanne Roepke
                                                    Name: Maryanne Roepke
                                                    Title:  Treasurer

                                            AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS on behalf of
                                            Global Gold Fund
                                            Income & Growth Fund
                                            Equity Growth Fund
                                            Utilities Fund
                                            Global Natural Resources Fund
                                            Small Cap Quantitative Fund

                                            By:        /s/Maryanne Roepke
                                                    Name: Maryanne Roepke
                                                    Title:  Treasurer

                                            AMERICAN CENTURY INVESTMENT TRUST on behalf of
                                            Diversified Bond Fund

                                            By:        /s/Maryanne Roepke
                                                    Name: Maryanne Roepke
                                                    Title:  Treasurer

                                            AMERICAN CENTURY INTERNATIONAL BOND FUNDS on behalf of
                                            International Bond Fund

                                            By:        /s/Maryanne Roepke
                                                    Name: Maryanne Roepke
                                                    Title:  Treasurer

                                            AMERICAN CENTURY FUNDS
                                         TRR AGREEMENT SIGNATURE PAGE
                                                 DECEMBER 2001

                                                 THE BANK OF NEW YORK

                                                  By:      /s/Scott H. Buitekant
                                                        Name: Scott H. Buitekant
                                                        Title:   Vice President

                                            AMERICAN CENTURY FUNDS
                                         TRR AGREEMENT SIGNATURE PAGE
                                                 DECEMBER 2001

                                               CREDIT LYONNAIS, NEW YORK BRANCH

                                               By:      /s/Sebastian Rocco
                                               Name:       Sebastian Rocco
                                               Title:      Senior Vice President

                                            AMERICAN CENTURY FUNDS
                                         TRR AGREEMENT SIGNATURE PAGE
                                                 DECEMBER 2001

                                                 THE BANK OF NOVA SCOTIA

                                                 By:      /s/James R. Trimble
                                                 Name:       James R. Trimble
                                                 Title:      Managing Director

                                            AMERICAN CENTURY FUNDS
                                         TRR AGREEMENT SIGNATURE PAGE
                                                 DECEMBER 2001

                                                BNP PARIBAS

                                                By:      /s/Marguerite L. Lebon
                                                Name:       Marguerite L. Lebon
                                                Title:      Associate

                                                 By:      /s/Barry K. Chung
                                                 Name:       Barry K. Chung
                                                 Title:      Vice President

                                            AMERICAN CENTURY FUNDS
                                         TRR AGREEMENT SIGNATURE PAGE
                                                 DECEMBER 2001

                                             DANSKE BANK A/S,
                                             CAYMAN ISLANDS BRANCH

                                             By:      /s/George B. Wendell
                                             Name:       George B. Wendell
                                             Title:      Vice President

                                             By:     /s/John A. O'Neill
                                             Name:      John A. O'Neill
                                             Title:     Assistant General Manager

                                            AMERICAN CENTURY FUNDS
                                         TRR AGREEMENT SIGNATURE PAGE
                                                 DECEMBER 2001

                                              UMB BANK, N.A.

                                               By:      /s/David A. Proffitt
                                               Name:       David A. Proffitt
                                               Title:      Senior Vice President

                                            AMERICAN CENTURY FUNDS
                                         TRR AGREEMENT SIGNATURE PAGE
                                                 DECEMBER 2001

                                               BARCLAYS BANK PLC

                                               By:      /s/Douglas Bernegger
                                               Name:       Douglas Bernegger
                                               Title:      Director

                                            AMERICAN CENTURY FUNDS
                                         TRR AGREEMENT SIGNATURE PAGE
                                                 DECEMBER 2001

                                             WESTDEUTSCHE LANDESBANK
                                             GIROZENTRALE, NEW YORK BRANCH

                                              By:      /s/Salvatore Battinelli
                                              Name:       Salvatore Battinelli
                                              Title:      Managing Director
                                                          Credit Department

                                               By:      /s/ Terence R. Law
                                               Name:        Terence R. Law
                                               Title:        Executive Director

                                            AMERICAN CENTURY FUNDS
                                         TRR AGREEMENT SIGNATURE PAGE
                                                 DECEMBER 2001

                                                 STATE STREET BANK AND TRUST COMPANY

                                                  By:      /s/Charles A. Garrity
                                                  Name:       Charles A. Garrity
                                                  Title:      Vice President

                                            AMERICAN CENTURY FUNDS
                                         TRR AGREEMENT SIGNATURE PAGE
                                                 DECEMBER 2001

                                                   BAYERISCHE HYPO- UND
                                                   VEREINSBANK AG,
                                                   NEW YORK BRANCH

                                                   By:      /s/David A. Lefkovits
                                                   Name:       David A. Lefkovits
                                                   Title:      Managing Director

                                                   By:      /s/Sessa vonRichthofen
                                                   Name:       Sessa vonRichthofen
                                                   Title:      Associate

                                            AMERICAN CENTURY FUNDS
                                         TRR AGREEMENT SIGNATURE PAGE
                                                 DECEMBER 2001

                                                     ROYAL BANK OF SCOTLAND

                                                      By:      /s/Clark McGinn
                                                      Name:       Clark McGinn
                                                      Title:      Senior Vice President

                                                   SCHEDULE I

                                            BORROWERS & ALLOCATIONS

                 ---------------------------------------------------------------------------
                                                                                 Pro Rata
                 Borrower                                                       Allocation
                 ---------------------------------------------------------------------------
                 LONG-TERM TREASURY FUND                                             0.07%
                 SHORT-TERM GOVERNMENT FUND                                          0.48%
                 TARGET MATURITIES TRUST: 2005                                       0.20%
                 TARGET MATURITIES TRUST: 2010                                       0.16%
                 TARGET MATURITIES TRUST: 2015                                       0.08%
                 TARGET MATURITIES TRUST: 2020                                       0.13%
                 TARGET MATURITIES TRUST: 2025                                       0.18%
                 TARGET MATURITIES TRUST: 2030                                       0.00%
                 TREASURY FUND                                                       0.37%
                 ARIZONA MUNICIPAL BOND FUND                                         0.05%
                 CALIFORNIA HIGH-YIELD MUNICIPAL FUND                                0.27%
                 CALIFORNIA INSURED TAX-FREE FUND                                    0.18%
                 CALIFORNIA INTERMEDIATE-TERM TAX-FREE FUND                          0.38%
                 CALIFORNIA LIMITED-TRM TAX-FREE FUND                                0.14%
                 CALIFORNIA LONG-TERM TAX-FREE FUND                                  0.27%
                 DIVERSIFIED BOND FUND                                               0.30%
                 FLORIDA MUNICIPAL BOND FUND                                         0.05%
                 GINNIE MAE FUND                                                     1.40%
                 HIGH-YIELD FUND                                                     0.03%
                 HIGH-YIELD MUNICIPAL FUND                                           0.03%
                 INFLATION-ADJUSTED TREASURY FUND                                    0.12%
                 INTERNATIONAL BOND FUND                                             0.11%
                 LIMITED-TERM TAX-FREE FUND                                          0.04%
                 STRATEGIC ALLOCATION - CONSERVATIVE                                 0.18%
                 TAX-FREE BOND FUND                                                  0.26%
                 BALANCED FUND                                                       0.98%
                 EQUITY GROWTH FUND                                                  2.35%
                 EQUITY INCOME FUND                                                  1.03%
                 EQUITY INDEX FUND                                                   0.69%
                 GLOBAL GOLD FUND                                                    0.27%
                 GLOBAL NATURAL RESOURCES FUND                                       0.06%
                 GROWTH FUND                                                         7.87%
                 HERITAGE FUND                                                       1.79%
                 INCOME & GROWTH FUND                                                7.70%
                 LARGECAP VALUE FUND                                                 0.06%
                 LIFE SCIENCES FUND                                                  0.34%
                 REAL ESTATE FUND                                                    0.16%
                 SELECT FUND                                                         6.92%
                 SMALL CAP QUANTITATIVE FUND                                         0.03%
                 SMALL CAP VALUE FUND                                                1.13%
                 STRATEGIC ALLOCATION - AGGRESSIVE                                   0.48%
                 STRATEGIC ALLOCATION - MODERATE                                     0.94%
                 TAX MANAGED VALUE FUND                                              0.07%
                 ULTRA FUND                                                         35.32%
                 UTILITIES FUND                                                      0.31%
                 VALUE FUND                                                          2.79%
                 VEEDOT FUND                                                         0.35%
                 VP BALANCED                                                         0.30%
                 VP CAPITAL APPRECIATION                                             0.55%
                 VP INCOME & GROWTH                                                  0.85%
                 VP ULTRA                                                            0.02%
                 VP VALUE                                                            1.55%
                 EMERGING MARKETS FUND                                               0.20%
                 GIFTRUST FUND                                                       1.96%
                 GLOBAL GROWTH FUND                                                  0.62%
                 INTERNATIONAL DISCOVERY FUND                                        2.57%
                 INTERNATIONAL GROWTH FUND                                           8.54%
                 INTERNATIONAL OPPORTUNITIES FUND                                    0.01%
                 NEW OPPORTUNITIES FUND                                              0.84%
                 NEW OPPORTUNITIES FUND II                                           0.04%
                 TECHNOLOGY FUND                                                     0.33%
                 VISTA FUND                                                          3.02%
                 VP INTERNATIONAL                                                    1.50%
                 ---------------------------------------------------------------------------
                                                                         TOTAL:    100.00%
                 ---------------------------------------------------------------------------

                                   SCHEDULE II

                          COMMITMENTS, ADDRESSES, ETC.

                                                        Amount of
Name and Address of Bank                                Commitment
--------------------------------------------------------------------------------
JPMORGAN CHASE                                           $0
270 Park Avenue
New York, New York 10017
Attention:  Marybeth Mullen
Telephone:  (212) 270-5049
Fax: (212) 270-0670
Marybeth.mullen@pmorgan.com

THE BANK OF NEW YORK                                     $47,500,000
One Wall Street, 17th Floor
New York, New York 10286
Attention: Scott Buitekant
Telephone (212) 635-6958
Fax: (212) 635-6348
sbuitekant@bankofny.com

CREDIT LYONNAIS, NEW YORK BRANCH                         $92,000,000
1301 Avenue of the Americas
New York, New York 10019
Attention: Sebastian Rocco
Telephone: (212) 261-7360
Fax: (212) 261-3438
rocco@clamericas.com

THE BANK OF NOVA SCOTIA                                  $47,500,000
1675 Broadway 24th Floor
New York, New York
Attention:
Telephone: (917) 744-0840
Fax: (212) 506-3996
Jmorale@scotiacapital.com

BNP PARIBAS                                               $47,500,000
787 7TH Avenue
New York, New York 10019
Attention: Barry Chung
Telephone: (212) 841-2989
Fax: (212) 841-2533
barry.chung@americas.bnpparibas.com

DANSKE BANK A/S,                                           $92,000,000
CAYMAN ISLANDS BRANCH
c/o Danske Bank, New York Branch
299 Park Avenue, 14th Floor
New York, New York 10171
Attention: George Neofitidis
Telephone: (212) 984-8439
Fax: (212) 370-1682
gneofitidis@dbddny.com

UMB BANK, N.A.                                             $20,000,000
1010 Grand Blvd.
Kansas City, MO 64106
Attention: David A. Proffitt
Telephone: (816) 860-7935
Fax: (816) 860-7143
David.proffitt@umb.com

BARCLAYS CAPITAL PLC                                       $47,500,000
222 Broadway
New York, New York 10038
Attention: Rich Herder
(212) 412-7660
(212) 412-5610
richard@barcap.com

WESTDEUTSCHE LANDESBANK                                    $47,500,000
GIROZENTRALE, NEW YORK BRANCH
1211 Avenue of the Americas
New York, New York 10036
Attention: Terence Law
Telephone: (212) 852-6242
Fax: (212) 852-6156
terence_law@westlb.com

STATE STREET BANK AND TRUST COMPANY                        $69,000,000
2 Avenue de Lafayette
Boston, MA 02211
Attention: Charles A. Garrity
Telephone: (617) 662-1282
Fax: (617) 662-2325
cagarrity@statestreet.com

HYPOVEREINSBANK                                            $47,500,000
150 E. 42nd Street
New York, New York 10017
Attention:  David Lefkovits
Telephone: (212) 672-5664
Fax: (212) 672-5517
david_lefkovits@america.hypovereinsbank.com

ROYAL BANK OF SCOTLAND                                     $92,000,000
101 Park Avenue
10th Floor
New York, New York 10178
Attention:  Clark McGinn
Telephone: (212) 401-3767
Fax: (212) 401-3456
Clark.mcgann@rbos.com